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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                             FORM 8-K

                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                          Date of Report
                         October 6, 1999


                 GRAND CENTRAL SILVER MINES, INC.
      (Exact name of registrant as specified in its charter)


                              UTAH
          (State or other jurisdiction of incorporation)


0-17048                            87-0429204
(Commission File No.)              (IRS Employer ID)



                        950 Third Avenue
                            Suite 2500
                    New York, New York   10022
      (Address of principal executive offices and Zip Code)



                          (972) 306-4880
       (Registrant's telephone number, including area code)










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ITEM 5.  Other Events.

     In March 1998, the Board of Directors appointed James Young to fill a vacancy on the Board of Directors.

     In September 1998, the Board of Directors of the Company appointed James Young as a Vice President of the Registrant.

     In December 1998, Howard Crosby, resigned as an officer and director of the Registrant. Mr. Crosby's resignation was not as a result of any disagreements with the Registrant on any matter relating to the Registrant's operations, policies or practices.

     In December 1998, the Board of Directors of the Company appointed James Young as the Secretary of the Registrant.

     In March 1999, John Ryan resigned as an officer and director of the Registrant. Mr. Ryan's resignation was not as a result of any disagreements with the Registrant on any matter relating to the Registrant's operations, policies or practices.

     In March 1999, James Young became the acting President of the
Registrant.

     In May 1999, the Board of Directors of the Company appointed
John C. Headen to fill the vacancy on the Board of Directors created by Mr. Ryan's resignation. Mr. Ryan was also appointed
President of the Registrant.

     In July 1999, Mr. Young was appointed Vice President and
Secretary of the Registrant.

Biographical


John C. "Skip" Headen - President and member of the Board of
Directors

     Since May 1999, Mr. Headen has been a member of the Board of Directors of the Company. Since September 1998, Mr. Headen has been a member of the Board of Directors of Lynchval Systems, Inc. Lynchval Systems is an actuarial software company, whose clients include MIT, New York Times and Vanguard among others. Since 1982, Mr. Headen has been a member of the Board of Directors and founder of Dreamer Entertainment Corporation. Dreamer Entertainment is a production company responsible for international logistical planning, production, sales and marketing and personnel supervision.







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James Young - Vice President, Secretary and a member of the Board of Directors

     Since March 1998, Mr. Young was been a member of the Board of Directors of the Company. Since July 1999, Mr. Young has been a Vice President and Secretary of the Company. From September 1998 to March 1999, Mr. Young was a Vice President of the Company. From December 1998 to March 1999, Mr. Young was the Secretary of the Company. From March 1999 to July 1999, Mr. Young was the President of the Company. Mr. Young is the Executive President of Universal Resources International, an investment and merchant banking firm based in New York City, New York. Universal Resources specializes in assisting small to mid-cap companies in raising capital as well as advising them on development of their business plan. Previous to joining Universal Resources. Mr. Young worked as an advisor to China State Construction Engineering Corporation on construction projects in the Middle East and Africa. He has a Bachelor of Science in Electrical Engineering from the University of the Philippines and has completed graduate level administration and business courses at both Yale University and Columbia.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GRAND CENTRAL SILVER MINES, INC.



                              BY: /s/ John C. Headen
                                  John C. Headen - President